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                                                                   EXHIBIT 10.13
                              PUT/CALL AGREEMENT


     THIS PUT/CALL AGREEMENT ("Agreement") is entered into as of August 11,
                               ---------
1998, by and between Harborside Healthcare Corporation, a Delaware corporation (the "Company"), and Stephen L. Guillard (the "Executive").
      -------                                  ---------

          WHEREAS, the Company and HH Acquisition Corp., a Delaware Corporation ("MergerCo"), have entered into an Agreement and Plan of Merger, dated as of
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April 15, 1998 (the "Merger Agreement") pursuant to which, upon the Effective
                     ----------------
Time of the Merger (each as defined below), 177,688 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") held by the Executive
                                           ------------
will be converted into the right to retain the same number of shares of Class A Common Stock of the Company ("Management Rollover Stock");
                              -------------------------

          WHEREAS, pursuant to Section 2.4 of the Merger Agreement, the Executive has elected to retain options to purchase up to 0 shares of Common Stock, which upon the Effective Time of the Merger, will become exercisable into shares of Class A Common Stock ("Management Rollover Options" and, when and if
                                 ---------------------------
such Management Rollover Options are exercised, the "Management Rollover Option
                                                     --------------------------
Shares"); and
------

          WHEREAS, the Executive and the Company are entering into an Employment Agreement (the "Employment Agreement") of even date herewith;
                --------------------

          WHEREAS, the parties desire to provide for certain provisions relating to the repurchase of the Management Rollover Stock and Management Rollover Option Shares (collectively, the "Management Rollover Securities") following
                                  ------------------------------
certain events.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

1.   Certain Definitions.
     -------------------

          For purposes of this Agreement:

          "Approved Sale" means a transaction or a series of related
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transactions which results in a bona fide, unaffiliated change of economic
                                ---- ----
beneficial ownership of the Company or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of the Company), whether pursuant to the sale of the stock of the Company, the sale of the assets of the Company, or a merger or consolidation (other than a sale of stock by an Initial Stockholder to (i) another Initial Stockholder or affiliate thereof, or (ii) a non-U.S. entity with respect to which an Initial Stockholder or affiliate thereof has an administrative relationship).

          "Cause" shall have the meaning ascribed to that term in the Employment
           -----
Agreement.
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          "Cost" means $25.00.
           ----

          "Disability" has the meaning set forth in the Employment Agreement.
           ----------

          "Effective Time" means the time at which the Merger becomes effective
           --------------
as specified in the Merger Agreement.

          "Employment Agreement" means the Employment Agreement between the
           --------------------
Company and the Executive dated as of the date hereof.

          "Fair Market Value" means the value of a Management Rollover Security,
           -----------------
as of the Termination Date, calculated pursuant to Section 5 hereof.

          "Fiscal Year" means the fiscal year of the Company.
           -----------

          "Good Reason" shall have the meaning ascribed to that term in the
           -----------
     Employment Agreement.

          "Initial Public Offering" means the sale of any of the common stock of
           -----------------------
the Company pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended, if as a result of such sale (i) the Company becomes a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq National Market System or is traded or quoted on any other national stock exchange or national securities system.

          "Initial Stockholders" means the stockholders of the Company who
           --------------------
became stockholders as of the Effective Time (other than any such stockholders who are also employees of the Company prior to the Effective Time) and any transferees of such stockholders prior to an Initial Public Offering or an Approved Sale.

          "Investors" shall mean those entities set forth on Schedule 1 of the
           ---------
Merger Agreement.

          "Merger" means the merger of MergerCo into the Company pursuant to the
           ------
Merger Agreement.

          "Retirement" shall have the meaning ascribed to that term in the
           ----------
Employment Agreement.

          "Subsidiary" means any joint venture, corporation, partnership or
           ----------
other entity as to which the Company, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) rights to capital or profits.

          "Termination Date" means the date on which the Executive ceases to be
           ----------------
employed by the Company for any reason.
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          Certain other items are defined elsewhere in this Agreement.

2.   Call Provisions -- Management Rollover Securities.
     -------------------------------------------------

          In the event that the Executive ceases to be employed by the Company for any reason prior to an Initial Public Offering or an Approved Sale, the Company, at any time during the sixty (60) day period following the Termination Date (the "Repurchase Period"), shall have a one-time right (the "Repurchase
           -----------------                                      ----------
Right") to purchase all, but not less than all, of the Management Rollover
-----
Securities. The purchase price for each Management Rollover Security shall equal Fair Market Value, or, if the Executive is terminated for Cause, the lower of Fair Market Value or Cost. If the Company elects to purchase the Management Rollover Securities, it shall notify the Executive at or before the end of the Repurchase Period of such election and the purchase price shall be paid in cash at a time set by the Company (the "Repurchase Date") within thirty (30) days
                                   ---------------
after the end of the Repurchase Period, provided that the Executive has presented to the Company a stock certificate or certificates evidencing the Management Rollover Securities duly endorsed for transfer (the "Endorsed
                                                                --------
Certificates").  If the Executive fails to deliver the Endorsed Certificates,
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the Management Rollover Securities represented thereby shall be deemed to have been purchased upon (i) the payment by the Company of the purchase price to the Executive or his permitted transferee or (ii) notice to the Executive or such permitted transferee that the Company is holding the purchase price for the account of the Executive or such permitted transferee, and upon such payment or notice the Executive and such permitted transferee will have no further rights in or to such Management Rollover Securities.

3.   Put Provisions -- Management Rollover Securities.
     ------------------------------------------------

          If the Executive's employment by the Company is terminated prior to an Initial Public Offering or an Approved Sale (i) by the Company without Cause or by the Executive for any reason (provided that the Executive shall not become employed by a competitor of the Company as determined in good faith by the Board of Directors of the Company); (ii) due to the Executive's Retirement, death or Disability; or (iii) by the Company with Cause after August 11, 2001, and the Company has not exercised its Repurchase Right, the Executive or his or her representative, during the sixty (60) day period immediately following the Repurchase Period, shall have a one-time right to require HBRS Limited, a Cayman Islands corporation ("HBRS") to purchase all, but not less than all, of the
                      ----
Management Rollover Securities, unless, by the thirtieth (30th) day after HBRS and the Company have received notice of the Executive's election to exercise his put right to HBRS, the Company has notified the Executive and HBRS of its election, exercisable at the discretion of the Company, to purchase the Management Rollover Securities on the same terms as such Management Rollover Securities were offered to HBRS, in which case such Management Rollover Securities will be acquired by the Company. The purchase price shall be at Fair Market Value, unless the employment of the Executive is terminated by the Company without Cause prior to August 11, 2000, or for any other reason other than Good Reason, Retirement, death, or Disability prior to August 11, 2001, in which case the purchase price will be the lower of Fair Market Value or Cost. The purchase price shall be paid in cash on the thirtieth (30th) day after HBRS and the Company have received notice of the Executive's election to exercise his put right (the "Put Date"), provided that HBRS or the
                --------
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Company, as the case may be, need not pay the purchase price until such later time that the Executive presents to the Company the Endorsed Certificates.

4.   Put/Call Provisions -- Management Rollover Options.
     --------------------------------------------------

          In the event that the Executive exercises a Management Rollover Option following the Executive's Termination Date in accordance with the provisions governing such Management Rollover Option, the Company may elect to purchase any Management Rollover Option Shares so acquired at any time by notice to such effect during the 60 days following the date of exercise (the "Exercise Date"),
                                                               -------------
and the Executive may elect to put said shares to HBRS (subject to the right of the Company to purchase the Management Rollover Option Shares pursuant to the provisions hereof) by notice to such effect during the following 60-day period. Payment shall be made to the Executive in the amounts and subject to the terms set forth in Sections 2 and 3 hereof (substituting the Exercise Date for the Termination Date).

5.   Determination Of Fair Market Value.
     ----------------------------------

          The Fair Market Value of the Management Rollover Securities to be purchased by the Company or HBRS, as the case may be, hereunder shall be determined in good faith by the Company's Board of Directors. The Board of Directors shall make its determination of Fair Market Value annually (the "Annual Valuation") promptly after the completion of the Company's audited
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financial statements for the year then completed and such determination shall remain in effect until the Board of Directors makes the next Annual Valuation. Notwithstanding the foregoing, if the Board of Directors or an investment banker or appraiser appointed by the Company makes a determination of Fair Market Value subsequent to an Annual Valuation, such subsequent determination shall supersede the Annual Valuation then in effect and shall establish the Fair Market Value until the next Annual Valuation. The Fair Market Value shall be based on an assumed sale of 100% of the outstanding capital stock of the Company (without reduction for minority interest or lack of liquidity of the Management Rollover Securities or similar discount) and determined in a manner consistent with the manner in which the purchase price to be paid by the Investors pursuant to the Recapitalization Agreement was determined. If such determination of the Fair Market Value is challenged by the Executive, a mutually acceptable investment banker or appraiser shall establish the Fair Market Value as of the date of valuation referenced in the Annual Valuation or a subsequent determination. The investment banker's or appraiser's determination shall be conclusive and binding on the Company and the Executive. Upon request by the Executive the Company shall make available to the Executive a description of the methodology employed by the investment banker or appraiser in making the determination of Fair Market Value. The Company shall bear all costs incurred in connection with the services of such investment banker or appraiser unless (i) the Fair Market Value established by such investment banker or appraiser is less than or equal to 120% but more than 110% of the determination challenged by the Executive, in which case the Executive shall promptly pay or reimburse the Company fifty percent (50%) for such costs, or (ii) the Fair Market Value established by such investment banker or appraiser is equal to or less than 110% of the determination challenged by the Executive, in which case the Executive shall promptly pay or reimburse the Company for one hundred percent (100%) of such costs. If the Executive and the

Company cannot agree upon an investment banker or appraiser, they shall each choose an investment banker or appraiser and the two investment bankers or appraisers shall then choose a third investment banker or appraiser who shall establish the Fair Market Value.

6.   Additional Provisions.
     ---------------------

          a.  Employment with Subsidiary.  The Executive shall not be considered
              --------------------------
to have ceased to be employed by the Company for purposes of this Agreement if he or she continues to be employed by the Company or a Subsidiary, or by a company of which the Company is a Subsidiary.

          b.  Non-Transferability of Interest.  The Executive agrees not to
              -------------------------------
transfer any Management Rollover Securities unless the prospective transferee has entered into a letter agreement substantially similar to this Agreement and in form and substance acceptable to the Company.

          c.  Legend.  Any transferee of the Management Rollover Securities
              ------
shall be bound by the provisions of this Agreement, and each certificate representing one or more Management Rollover Securities shall bear a legend clearly stating such restriction.

          d.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

          e.  Counterparts.  This Agreement may be executed in two counterparts,
              ------------
each of which shall be deemed an original, but both of which taken together shall constitute one and the same Agreement.

          f.  Captions.  The captions used herein are for ease of reference only
              --------
and shall not define or limit the provisions hereof.

          g.  Notice.  Any notice required or permitted to be given hereunder
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shall be deemed sufficiently given if sent by registered or certified mail, postage prepaid, addressed to the addressee at his or its address last provided the sender in writing by the addressee for purposes of receiving notices hereunder or, unless or until such address shall be so furnished, to the address indicated opposite his or its signature to this Agreement. Each party may also provide notice by sending the other party a facsimile at a number provided by such other party.

          h.  Modification and No Waiver of Breach.  No waiver or modification
              ------------------------------------
of this Agreement shall be binding unless it is in writing, approved by the Board of Directors of the Company and signed by the parties hereto. No waiver by a party of a breach hereof by the other party shall be deemed to constitute a waiver of a future breach, whether of a similar or dissimilar nature, except to the extent specifically provided in any written waiver under this Section 6(h).
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          IN WITNESS WHEREOF, this Agreement is entered into as of the date first above written.

                            HARBORSIDE HEALTHCARE CORPORATION

                            By: /s/ William H. Stephan
                                ----------------------
                            Name:
                            Title:


                            EXECUTIVE

                            /s/ Stephen L. Guillard
                            -----------------------
                            Stephen L. Guillard


Accepted and agreed:

HBRS LIMITED

By: /s/ Sydney J. Coleman
    ---------------------
Name: The Director Ltd.
Title: Director